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                        SUPPLEMENT DATED OCTOBER 10, 2000

                                       TO

                          PROSPECTUS DATED MAY 1, 2000

                         AS SUPPLEMENTED AUGUST 14, 2000
                             AND SEPTEMBER 22, 2000

                                       FOR

                   FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

              ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)


         Effective immediately, the Prospectus dated May 1, 2000 As Supplemented August 14, 2000 and September 22, 2000 (the "Prospectus") for Futurity Variable Universal Life Insurance is supplemented as follows:

          The following paragraph replaces the first paragraph on page 32 of the
Prospectus:

               "The Mortality and Expense Risk Charge will be determined by us from time to time based on our expectations of future interest, mortality costs, persistency, expenses and taxes, but will not exceed 0.60% annually for Policy Years 1 through 10 and 0.20% annually thereafter. Currently, the charge is 0.60% annually for Policy Years 1 through 10 and 0.20% annually thereafter."

THIS SUPPLEMENT IS NOT VALID UNLESS ACCOMPANIED OR PRECEDED BY THE CURRENT PROSPECTUS FOR FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE. THIS SUPPLEMENT AND THE PROSPECTUS SHOULD BE READ AND RETAINED FOR FURTHER REFERENCE.